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                                                                    EXHIBIT 10.5


                       ADVANCED THERMAL TECHNOLOGIES, INC.
                                STOCK OPTION PLAN
                          (AS ADOPTED ON JULY 14, 2000)


1.     PURPOSE

       The purpose of this Stock Option Plan (the "PLAN") is to advance the interests of Advanced Thermal Technologies, Inc. (the "COMPANY") by enhancing the ability of the Company and its subsidiaries to attract and retain directors, employees, consultants or advisers who are in a position to make significant contributions to the success of the Company, to reward them for their contributions and to encourage them to take into account the long-term interests of the Company through ownership of shares of the Company's common stock (the STOCK").

       The Plan provides for the award of options to purchase shares of the Company's Stock. Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "CODE") (any option that is intended to qualify as an incentive stock option being referred to herein as an "INCENTIVE OPTION"), or options that are not incentive options, or both. Options granted pursuant to the Plan shall be presumed to be non-incentive options unless expressly designated as incentive options.

2.     ELIGIBILITY FOR AWARDS

       Persons eligible to receive options under the Plan shall be all executive officers of the Company and its subsidiaries and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options. A "SUBSIDIARY" for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Persons selected for awards under the Plan are referred to herein as "PARTICIPANTS."

       Receipt of options under the Plan or awards under any other employee benefit plan of the Company or any of its subsidiaries shall not preclude an employee from receiving options or additional options under the Plan.

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3.     ADMINISTRATION

       The Plan shall be administered by the Board of Directors (the "BOARD") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options to such participants as the Board may select; (b) to determine the time or times when options shall be granted and the number of shares of Stock subject to each option; (c) to determine which options are, and which options are not, incentive options; (d) to determine the terms and conditions of each option; (e) to prescribe the form or forms of any instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8 the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by the participant under an option, to waive any condition or provision of an option, and to amend or cancel any option (and if an option is canceled, to grant a new option on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding option that would adversely affect the rights of the participant under such option without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(c) and
Section 6(j).

       The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "COMMITTEE"), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Board shall delegate the power to select directors and executive officers to receive awards under the Plan and the timing, pricing and amount of such awards to a committee or committees, the number of which shall satisfy the requirements of rule 16b-3 ("RULE 16b-3") under the Exchange Act applicable to the Company and all members of which shall be non-employee directors within the meaning of the applicable provisions of Rule 16b-3 and, with respect to executive officers only, "OUTSIDE DIRECTORS" within the meaning of Section 162(m) under the Code.

4.     EFFECTIVE DATE AND TERM OF PLAN

       The Plan shall become effective on July 14, 2000, the date that the Plan was adopted by the Board and approved by the shareholders of the Company (the "EFFECTIVE DATE"). No options shall be granted under the Plan after the completion of ten years from that date, but options previously granted may extend beyond that date.


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5.     SHARES SUBJECT TO THE PLAN

       (a) Number of Shares. Subject to adjustment as provided in Section 5(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 1,700,000. If any option granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

       The maximum number of shares for which options may be granted to any individual over the life of the Plan shall be 850,000. The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under Section 162(m) of the Code.

       (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

       (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock subject to options then outstanding or subsequently granted under the Plan, the exercise price of such options, the maximum number of shares of Stock that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

       The Board may also adjust the number of shares subject to outstanding options and the exercise price and the terms of outstanding options to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(j)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the option within the meaning of section 424(h) of the Code.

6.     TERMS AND CONDITIONS OF OPTIONS

       (a) Exercise Price. The exercise price of each option shall be determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "FAIR MARKET VALUE" in the case of


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incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "TEN-PERCENT SHAREHOLDER" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in section 424(d) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

       (b) Duration. Options shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "FINAL EXERCISE DATE") shall be the date that is ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as the Board may specify at the time the option is granted.

       (c)    Exercise of Options.

       (1) Unless the Board at the time of grant otherwise specifies in the case of a particular option or options, each option shall first become exercisable as follows:

              Except as provided in Section 6(i) hereof, an option shall vest and become exercisable from and after the date of grant for 25% of the total number of shares subject to the option, and shall become exercisable for an additional 25% on each of the first, second and third anniversaries of the date of grant. If the number of shares for which the option is exercisable at any time in accordance with this paragraph includes a fractional share, the number of shares of which the option is then exercisable shall be rounded to the nearest whole share.

              In the case of an option not immediately exercisable in full, the Board may, at any time, accelerate the time at which all or any part of the option may be exercised.

       (2) Options may be exercised only in writing. Written notice of exercise must be signed by the proper person and furnished to the Company, together with (i) such documents as the Board may require and (ii) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

       (3) The delivery of Stock upon the exercise of an option shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Stock is at the time listed on any stock exchange, the listing requirements of such exchange, and (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Stock. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider


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              appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

       (4) In the case of an option that is not an incentive option, the Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which in the case of Stock acquired from the Company shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

              In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

       (5) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

       (d) Payment for and Delivery of Stock. Stock purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash or by personal check, wire transfer, certified check, bank draft or money order payable to the order of the Company or (ii) if so permitted by the Board (which, in the case of an incentive option, shall specify such method of payment at the time of grant), (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase


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price or (B) by having the Company hold back from the shares transferred upon exercise Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the participant.

       (e) Rights as Shareholder. A participant shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by the participant under the Plan upon exercise of a stock option.

       (f) Nontransferability of Awards. Except as the Board may otherwise determine, no award may be transferred other than by will or by the laws of descent and distribution; provided, however, that the Board may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an option for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "PERMITTED TRANSFEREES"); and provided further that this sentence shall not preclude a Participant from designating a beneficiary to receive the Participant's outstanding options following the death of the Participant. Any option transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. During the lifetime of the Participant, an option, shall be exercisable only by the Participant or by a Permitted Transferee to whom such option has been transferred in accordance with this
Section 6(f).

       (g) Death; Disability. If a participant dies or becomes disabled during his or her employment with the Company, each option held by the participant immediately prior to death or termination for disability may be exercised, to the extent it was exercisable immediately prior to the Participant's death or termination for disability, by the participant, or in the event of the participant's death, the participant's executor or administrator or by the person or persons to whom the option transferred by will or the applicable laws of descent and distribution, at any time within the one-year period (or such longer or shorter period as the Board may determine) beginning with the date of the participant's death or termination for disability but in no event beyond the Final Exercise Date. All options held by a participant immediately prior to death or disability that are not then exercisable shall terminate on the date of death or termination for disability.

       (h) Termination of Service Other Than By Death or Disability. If an employee's employment with the Company and its subsidiaries terminates for any reason other than for death, disability or Cause, each option held by the employee immediately prior


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to such employment termination may be exercised, to the extent it was exercisable immediately prior to the employment termination, at any time within the three-month period commencing on the date of termination but in no event beyond the Final Exercise Date. Notwithstanding the foregoing, if an employee's employment with the Company and its subsidiaries terminates for any reason other than death, disability or Cause, and such employee has been employed by the Company for a period of ten years or more, each option held by the employee immediately prior to such employment termination shall remain exercisable, to the extent it was exercisable immediately prior to the employment termination, until the Final Exercise Date; provided, however, that if the Board determines in good faith that the employee has engaged in conduct that is harmful to the Company either in the course of such employee's employment or subsequently or in connection with the termination of employment, then each option held by the employee shall terminate forthwith; and provided further that the Board may provide in any employee's award that upon such employee's termination of employment for any reason other than death, disability or Cause, regardless of the number of years such employee has been employed, each option held by the employee immediately prior to such employment termination may be exercised, to the extent it was exercisable immediately prior to the employment termination, at any time within the three-month period commencing on the date of termination but in no event beyond the Final Exercise Date. All options held by a participant immediately prior to the Participant's termination of service for any reason other than death or disability that are not then exercisable shall terminate on the Participant's date of termination. In the event that an employee is terminated for Cause, each option held by the employee immediately prior to such employment termination shall terminate forthwith. For purposes of this Section 6(h), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

       For purpose of the Plan, "CAUSE" shall mean (i) the participant's material failure, refusal or neglect to perform and discharge his duties and responsibilities; (ii) a breach of any fiduciary duties the participant has the Company or any subsidiary or affiliate thereof; or (iii) a breach of any protective covenant provision by the participant; or (iv) a felony conviction or a conviction for any crime involving the participant's personal dishonesty or moral turpitude.

       In the case of a participant who is not an employee, provisions relating to the exercisability of options following termination of service shall be specified in the award. If not so specified, all options held by such participant that are not then exercisable shall terminate upon termination of service. Options that are exercisable on the date the participant's service as a director, consultant or adviser terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the director, consultant or adviser was terminated for cause that in the opinion of the Board casts such discredit on him or her as to justify termination of his or her options. After completion of the post-termination exercise period, such options shall


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terminate to the extent not previously exercised, expired or terminated.

       (i) Change in Control. In the event of a "CHANGE IN CONTROL" all outstanding options shall thereupon terminate, provided that at least 20 days prior to the effective date of any Change in Control all outstanding options shall accelerate and become exercisable immediately prior to consummation of the Change in Control unless the Board shall have arranged, subject to consummation of Change in Control, to have the surviving or acquiring corporation or an affiliate of that corporation assume the options or grant to participants replacement options, which options in the case of incentive options shall satisfy, in the determination of the Board, the requirements of section 424(a) of the Code.

       A "CHANGE IN CONTROL" shall be deemed to have occurred when:

              (A) Any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), whether or not the Company is then subject to the terms of the Exchange Act), directly or indirectly, of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then-outstanding securities; or

              (B) The individuals who were directors on the Effective Date, or any director whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office, who either were directors as of the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) cease for any reason to constitute a majority of the directors then serving on the Company's board of directors; or

              (C) There is consummated a merger or consolidation of the Company, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary, at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity, or any parent thereof, outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no


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                     Person is or becomes the beneficial owner, directly or
                     indirectly, of the Company's securities (excluding any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

              (D) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

       For purposes of the above, "Person" shall mean any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company;

provided, however, that the Board may amend this definition of Change in Control with regards to particular option grants.

       (j) Substitute Options. The Board may grant options under the Plan in substitution for options held by directors, employees, consultants or advisers of another corporation who concurrently become directors, employees, consultants or advisers of the Company or a subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or a subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

7.     SERVICE RIGHTS

       Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate them at any time. Except as specifically provided by the Board in


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any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

8.     EFFECT, DISCONTINUANCE, AMENDMENT AND TERMINATION

       Neither adoption of the Plan nor the grant of options to a participant shall affect the Company's right to grant options to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

       The Board may at any time discontinue granting options under the Plan. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options; provided, however, that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the shareholders of the Company if such shareholder approval is required by then current law, (a) increase the maximum number of shares available under the Plan, (b) change the group of participants eligible to receive options under the Plan, (c) reduce the price at which incentive options may be granted, (d) extend the time within which options may be granted, (e) alter the Plan in such a way that incentive options already granted hereunder would not be considered incentive stock options under section 422 of the Code, or (f) amend the provisions of this Section 8; provided further that no such amendment shall adversely affect the rights of any participant (without the participant's consent) under any option previously granted.


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